UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            CURRENT REPORT Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 6, 2004


                        INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

               1-11165                                    43-1470322
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      (Commission File Number)                 (IRS Employer Identification No.)

              12 East Armour Boulevard
                Kansas City, Missouri                                    64111
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      (Address of Principal Executive Offices)                        (Zip Code)

                                (815) 502-4000
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.        Costs Associated with Exit of Disposal Activities.

         On December 3, 2004, Interstate Bakeries Corporation (the "Company") committed to a plan to close its Florence, South Carolina bread and roll bakery effective February 6, 2005. The Company is in the process of consolidating operations in order to obtain production efficiencies and more effectively allocate its production capacity. The Company determined that the Florence bakery's production capacity could be effectively transferred to its Charlotte and Rocky Mount, North Carolina bakeries. The closing of the facility will affect approximately 200 employees. The Company's preliminary estimate of charges to be incurred in connection with closure is approximately $5,700,000 to $7,100,000, including approximately $1,700,000 to $2,100,000 of severance charges, approximately $1,300,000 to $1,600,000 of charges relating to clean-up of the facility, approximately $2,200,000 to $2,700,000 of asset impairment charges, and approximately $500,000 to $700,000 in other charges. The Company further estimates that approximately $3,420,000 to $4,260,000 of such charges will result in future cash expenditures.

         A copy of the press release related to the closure of the Florence, South Carolina bakery is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(c)               Exhibits

Exhibit No.       Description
-----------       -----------

   99.1           Interstate Bakeries press release dated December 6, 2004

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2004                    INTERSTATE BAKERIES
                                          CORPORATION


                                          By: /s/ Ronald B. Hutchison
                                              ----------------------------------
                                                 Ronald B. Hutchison
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1           Interstate Bakeries press release dated December 6, 2004